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                                                                   EXHIBIT 10.12

                                AcuBid.com, Inc.

                           1999 INCENTIVE EQUITY PLAN



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                                ACUBID.COM, INC.

                              INCENTIVE EQUITY PLAN

                                Table of Contents

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
1.      Purpose .................................................................................................1

2.      Definitions .............................................................................................1

3.      Shares and Performance Units Available under the Plan ...................................................3

4.      Option Rights ...........................................................................................4

5.      Appreciation Rights .....................................................................................6

6.      Restricted Shares .......................................................................................8

7.      Deferred Shares .........................................................................................9

8.      Performance Shares and Performance Units ................................................................9

9.      Transferability ........................................................................................10

10.     Adjustments ............................................................................................10

11.     Fractional Shares ..................................................................................... 11

12.     Withholding Taxes ......................................................................................11

13.     Certain Terminations of Employment or Consulting
        Services, Hardship and Approved Leaves of Absence ......................................................12

14.     Administration of the Plan .............................................................................12

2.      Amendments and Other Matters ...........................................................................12

3.      Termination of the Plan ................................................................................13

4.      Effective Date..........................................................................................13

5.      Nontransferability .....................................................................................13



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                                ACUBID.COM, INC.

                              INCENTIVE EQUITY PLAN

        1. Purpose. The purpose this Plan is to attract and retain officers and other key employees of and consultants to AcuBid.com, Inc. (the "Corporation") and its Subsidiaries and to provide such persons with incentives and rewards for superior performance.

        2. Definitions. As used in this Plan,

        "APPRECIATION RIGHT" means a right granted Pursuant to Section 5 of this Plan, including a Freestanding Appreciation Right and a Tandem Appreciation Right.

        "BASE PRICE" means the price to be used as the basis for determining the Spread upon the exercise of a Free-standing Appreciation Right.

        "BOARD" means the Board of Directors of the Corporation.

        "CODE" means the Internal Revenue Code of 1986, as amended from time to time.

        "COMMITTEE" means the committee described in Section 14(a) of this Plan.

        "COMMON SHARES" means (i) shares of the Common Stock, no par value, of the Corporation and (ii) any security into which Common Shares may be converted by reason of any transaction or event of the type referred to in Section 10 of this Plan.

        "DATE OF GRANT" means the date specified by the Committee on which a grant of Option Rights, Appreciation Rights, Performance Shares or Performance Units or a grant or sale of Restricted Shares or Deferred Shares shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

        "DEFERRAL PERIOD" means the period of time during which Deferred Shares are subject to deferral limitations under Section 7 of this Plan.

        "DEFERRED SHARES" means an award pursuant to Section 7 of this Plan of the right to receive Common Shares at the end of a specified Deferral Period.

        "EFFECTIVE DATE" shall have the meaning set forth in Section 17.

        "FREE-STANDING APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is not granted in tandem with an Option Right or similar right.



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        "INCENTIVE STOCK OPTION" means an Option Right that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto. "Management Objectives" means the achievement of performance objectives established pursuant to this Plan, which may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant, or the Subsidiary, division, department or function within the corporation or Subsidiary in which the Participant is employed or with respect to which the Participant provides consulting services. The Committee may adjust Management Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Date of Grant that are unrelated to the performance of the Participant and result in distortion of the Management Objectives or the related minimum acceptable level of achievement.

        "MARKET VALUE PER SHARE" means the fair market value of the Common Shares as determined by the Committee from time to time.

        "NONQUALIFIED OPTION" means an Option Right that is not intended to qualify as an Incentive Stock Option.

        "OPTIONEE" means the person so designated in an agreement evidencing an outstanding Option Right or the Successor of an Optionee, as the context so requires.

        "OPTION PRICE" means the purchase price payable upon the exercise of an Option Right.

        "OPTION RIGHT" means the right to purchase Common Shares from the Corporation upon the exercise of a Nonqualified Option or an Incentive Stock Option granted pursuant to Section 4 of this Plan.

        "PARTICIPANT" means a person who is selected by the Committee to receive benefits under this Plan and (i) is at that time an officer, including without limitation an officer who may also be a member of the Board, or other key employee of or a consultant to the Corporation or any Subsidiary or (ii) has agreed to commence serving in any such capacity, or the Successor of a Participant, as the context requires.

        "PERFORMANCE PERIOD" means, in respect of a Performance Share or Performance Unit, a period of time established pursuant to Section 8 of this Plan within which the Management Objectives relating thereto are to be achieved.

        "PERFORMANCE SHARE" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 8 of this Plan.

        "PERFORMANCE UNIT" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 8 of this Plan.

        "RELOAD OPTION RIGHTS" means additional Option Rights automatically granted to an Optionee upon the exercise of Option Rights pursuant to Section 4(f) of this Plan.

        "RESTRICTED SHARES" means Common Shares granted or sold pursuant to
Section 6 of this Plan as to which neither the substantial risk of forfeiture nor the restrictions on transfer referred to in Section 6 hereof has expired.

        "RULE 16b-3" means Rule 16b-3, as promulgated and amended from time to time by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule to the same effect.




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        "SPREAD" means, in the case of a Free-standing Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Base Price specified therein or, in the case of a Tandem Appreciation Right, the amount by which the Market Value per Share on the date when the Appreciation Right is exercised exceeds the Option Price specified in the related Option Right.

        "SUBSIDIARY" means any corporation in which the Corporation owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of the grant.

        "SUCCESSOR" of a Participant means the legal representative of the estate of a deceased Participant or the person or persons who shall acquire the right to exercise an award hereunder by bequest or inheritance or by reason of death of the Participant.

        "TANDEM APPRECIATION RIGHT" means an Appreciation Right granted pursuant to Section 5 of this Plan that is granted in tandem with an Option Right or any similar right granted under any other plan of the Corporation.

        3. Shares and Performance Units Available under the Plan. (a) Subject to adjustment as provided in Section 10 of this Plan, the number of Common Shares issued or transferred, plus the number of Common Shares covered by outstanding awards granted under this Plan, shall not in the aggregate exceed 1,250,000 Shares, which may be Common Shares of original issuance or Common Shares held in treasury or a combination thereof. For the purposes of this Section 3(a):

        (i) Upon payment in cash of the benefit provided by any award granted under this Plan, any Common Shares that were covered by that award shall again be available for issuance or transfer hereunder.

        (ii) Common Shares covered by any award granted under this Plan shall be deemed to have been issued or transferred, and shall cease to be available for future issuance or transfer in respect of any other award granted hereunder, at the earlier of the time when they are actually issued or transferred or the time when dividends or dividend equivalents are paid thereon; provided, however, that Restricted Shares shall be deemed to have been issued or transferred at the earlier of the time when they cease to be subject to a substantial risk of forfeiture or the time when dividends are paid thereon.

        (b) The number of Performance Units that may be granted under this Plan shall not in the aggregate exceed 100,000. Performance Units that are granted under this Plan, but are paid in Common Shares or are not earned by the Participant at the end of the Performance Period, shall be available for future grants of Performance Units hereunder.

        4. Option Rights. The Committee may from time to time authorize grants to Participants of options to purchase Common Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (a) Each grant shall specify the number of Common Shares to which it pertains; provided, however, that no participant shall be granted Option Rights for more than 100,000 Common Shares in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan.

                (b) Each grant shall specify an Option Price per Common Share, which may be less than, equal to or greater than the Market Value per Share on the Date of Grant; provided, however, (i) the Option Price shall equal at least 85% of the Market Value per Share on the Date of Grant, or (ii) the





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Option Price with respect to each Incentive Stock Option shall not be less than
100% (or 110%, in the case of an individual described in Section 422(b)(6) of the Code (relating to certain 10% owners)) of the Market Value per Share on the Date of Grant.

                (c) Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalents acceptable to the Committee, (ii) subject to Section 4(d), nonforfeitable, unrestricted Common Shares, which are already owned by the Optionee and have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate, including without limitation any form of consideration authorized under Section 4(d) below, on such basis as the Committee may determine in accordance with this Plan and (iv) any combination of the foregoing.

                (d) On or after the Date of Grant of any Nonqualified Option, the Committee may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Common Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Committee on or after the Date of Grant, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 4(d), the Common Shares received by the Optionee upon the exercise of the Nonqualified Option shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee; provided, however, that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Common Shares received by the Optionee as applied to the forfeitable or restricted Common Shares surrendered by the Optionee.

                (e) Any grant may provide for deferred payment of the Option Price from the proceeds of sale through a broker on the date of exercise of some or all of the Common Shares to which the exercise relates.

                (f) On or after the Date of Grant of any Option Rights, the Committee may provide for the automatic grant to the Optionee of Reload Option Rights upon the exercise of Option Rights, including Reload Option Rights for Common Shares or any other noncash consideration authorized under Sections 4(c) and (d) above.

                (g) Successive grants may be made to the same Participant regardless of whether any Option Rights previously granted to the Participant remain unexercised.

                (h) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Optionee by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Option Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Option Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                (i) Option Rights granted pursuant to this Section 4 may be Nonqualified Options or Incentive Stock Options or combinations thereof, as set forth in the award agreement.

                (j) On or after the Date of Grant of any Nonqualified Option, the Committee may provide for the payment to the Optionee of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis, or the Committee may provide that any dividend equivalents shall be credited against the Option Price.

                (k) No Option Right granted pursuant to this Section 4 may be exercised more than 10 years from the Date of Grant (except that, in the case of an individual described in Section 422(b)(6)



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of the Code (relating to certain 10% owners) who is granted an Incentive Stock
Option, the term of such Option Right shall be no more than five years from the Date of Grant).

                (l) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such terms and provisions as the Committee may determine consistent with this Plan.


                (m) The aggregate Market Value per Share, determined as of the Date of Grant, of the Common Shares for which any Optionee may be awarded Incentive Stock Options which are first exercisable by the Optionee during any calendar year under this Plan (or any other stock option plan required to be taken into account under Section 422(d) of the Code) shall not exceed $100,000.

                (o) Option granted pursuant to this Section 4 shall terminate on the earliest of the following dates:

                        (1) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (2) or (3) below.

                        (2) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (i) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                        (3) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                        (4) Ten years from the date of this Agreement.

                        (5) In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                (p) If and to the extent otherwise advisable herein or under the applicable option agreement, upon and after the death of an Optionee, such Optionee's Option Rights, to the extent exercisable after death may be exercised by the Successors of the Optionee. An Option Right may be exercised, and payment in full of the aggregate Option Price made, by the Successors of an Optionee only by written notice (in the form prescribed by the Committee) to the Corporation specifying the number of Common Shares to be purchased. Such notice shall state that the aggregate Option Price will be paid in full, or that the Option Right will be exercised as otherwise provided hereunder, in the discretion of the Corporation or the Committee, if and as applicable.

        5. Appreciation Rights. The Committee may also authorize grants to Participants of Appreciation Rights. An Appreciation Right shall be a right of the Participant to receive from the Corporation an amount, which shall be determined by the Committee and shall be expressed an a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of an Appreciation Right. Any grant of Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (a) Any grant may specify that the amount payable upon the exercise of an Appreciation Right may be paid by the Corporation in cash, Common Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Committee the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Corporation to issue Common Shares or other equity securities in lieu of cash; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                (b) Any grant may specify that the amount payable upon the exercise of an Appreciation Right shall not exceed a maximum specified by the Committee on the Date of Grant.



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

                (c) Any grant may specify (i) a waiting period or periods before Appreciation Rights shall become exercisable and (ii) permissible dates or periods an or during which Appreciation Rights shall be exercisable.

                (d) Any grant may specify that an Appreciation Right may be exercised only in the event of a change in control of the Corporation or other similar transaction or event.

                (e) On or after the Date of Grant of any Appreciation Rights, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

                (f) Each grant shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Optionee and shall contain such other terms and provisions an the Committee may determine consistent with this Plan.

                (g) Regarding Tandem Appreciation Rights only: Each grant shall provide that a Tandem Appreciation Right may be exercised only (i) at a time when the related Option Right (or any similar right granted under any other plan of the Corporation) is also exercisable and the Spread is positive and (ii) by surrender of the related Option Right (or such other right) for cancellation.

                (h) Regarding Free-standing Appreciation Rights only:

                        (i) Each grant shall specify in respect of each Free-standing Appreciation Right a Base Price per Common Share, which shall be equal to or greater than the Market Value per Share on the Date of Grant;

                        (ii) Successive grants may be made to the same Participant regardless of whether any Free-standing Appreciation Rights previously granted to the Participant remain unexercised; provided, however , that no participant shall be granted more than 100,000 Freestanding Appreciation Rights in any one fiscal year of the Corporation, subject to adjustment as provided in Section 10 of this Plan;

                        (iii) Each grant shall specify the conditions, including as and to the extent determined by the Committee, the period or periods of continuous employment, or continuous engagement of the consulting services, of the Participant by the Corporation or any Subsidiary, or the achievement of Management Objectives, that are necessary before the Free-standing Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of the Free-standing Appreciation Rights, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event; and

                        (iv) No Free-standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

        6. Restricted Shares. The Committee may also authorize grants or sales to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (a) Each grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, or as and to the



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

extent determined by the Committee, the achievement of Management Objectives, entitling such Participant to dividend, voting and other ownership rights, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

                (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant.

                (c) Each grant or sale shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                (d) Each grant or sale shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Date of Grant. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Corporation or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

                (e) Any grant or sale may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Common Shares, which may be subject to the same restrictions as the underlying award or such other restrictions as the Committee may determine.

                (f) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to the Restricted Shares, shall be held in custody by the Corporation until all restrictions thereon lapse.

        7. Deferred Shares. The Committee may also authorize grants or sales of Deferred Shares to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (a) Each grant or sale shall constitute the agreement by the Corporation to issue or transfer Common Shares to the Participant in the future in consideration of the performance of services rendered, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

////

                (b) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market value per Share on the Date of Grant.

                (c) Each grant or sale shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of the Deferral Period, including without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                (d) During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject award, shall



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

not have any rights of ownership in the Deferred Shares and shall not have any right to vote the Deferred Shares, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on the Deferred Shares in cash or additional Common Shares on a current, deferred or contingent basis.

                (e) Each grant or sale shall be evidenced by an agreement, which shall be executed an behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

        8. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Management Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

                (a) Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

                (b) The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee on the Date of Grant and may be subject to earlier termination, including, without limitation, in the event of a change in control of the Corporation or other similar transaction or event.

                (c) Each grant shall specify the Management Objectives that are to be achieved by the Participant.

                (d) Each grant shall specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no payment will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives.

                (e) Each grant shall specify the time and manner of payment of Performance Shares or Performance units that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, Common Shares or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives; provided, however, that no form of consideration or manner of payment that would cause Rule 16b-3 to cease to apply to this Plan shall be permitted.

                (f) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of Common Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Date of Grant.

                (g) On or after the Date of Grant of Performance Shares, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Common Shares on a current, deferred or contingent basis.

                (h) Each grant shall be evidenced by an agreement, which shall be executed on behalf of the Corporation by any officer thereof and delivered to and accepted by the Participant and shall contain such terms and provisions as the Committee may determine consistent with this Plan.

        9. Transferability. (a) No Option Right or other derivative security (as that term is used in Rule 16b-3) granted under this Plan may be transferred by a Participant except by will or the laws of descent and distribution. Option Rights and Appreciation Rights granted under this Plan may not be exercised during a Participant's lifetime except by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law and court supervision.

                (b) Any grant made under this Plan may provide that all or any part of the Common Shares that are to be issued or transferred by the Corporation upon the exercise of Option Rights or Appreciation Rights or upon the termination of the Deferral Period applicable to Deferred Shares or in payment of Performance Shares or Performance Units, or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 6 of this Plan, shall be subject to further restrictions upon transfer.

        10. Adjustments. The Committee may make or provide for such adjustments in the number of Common Shares covered by outstanding awards granted hereunder, the Option Prices per Common Share or Base Prices per Common Share applicable to any such awards, and the kind of shares (including shares of another issuer) covered thereby, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of Participants that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Corporation or (b) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the agreement evidencing any award under this Plan that the holder of the award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may provide that the holder will automatically be entitled to receive such an equivalent award. The Committee may also make or provide for such adjustments in the maximum number of Common Shares specified in Section 3(a) of this Plan, the maximum number of Performance Units specified in Section 3(b), and the maximum number of Common Shares and Free-standing Appreciation Rights specified in Sections 4(a) and 5(h)(ii) of this Plan as the Committee may in good faith determine to be appropriate in order to reflect any transaction or event described in this
Section 10.

        11. Fractional Shares. The Corporation shall not be required to issue any fractional Common Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

        12. Withholding Taxes. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Committee and subject to the provisions of Rule 16b-3, any such arrangements may include relinquishment of a portion of any such payment or benefit. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

        13. Certain Terminations of Employment or Consulting Services, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment or consulting services by reason of death, disability, normal retirement, early retirement, with the consent of the Corporation, termination of employment or consulting services to enter public service with the consent of the Corporation or leave of absence approved by the Corporation, or in the event of hardship or other special circumstances, of a Participant who holds an

Option Right or Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Common Shares that are subject to any transfer restriction pursuant to Section 9(b) of this Plan, the Committee may take any action that it deems to be equitable under the circumstances or in the best interests of the Corporation, including without limitation, waiving or modifying any limitation or requirement with respect to any award under this Plan.

        14. Administration of the Plan. (a) This Plan shall be administered by a Committee of the Board, which shall be composed of not less than two members of the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3.

                (b) The interpretation and construction by the Committee of any provision of this Plan or any agreement, notification or document evidencing the grant of Option Rights, Appreciation Rights, Restricted Shares, Deferred Shares, Performance Shares or Performance Units, and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Committee shall be liable for any such action taken or determination made in good faith.

        15. Amendments and Other Matters. (a) This Plan may be amended from time to time by the Committee; provided, however, that except as expressly authorized by this Plan, no such amendment shall increase the number of Common Shares specified in Section 3(a) hereof, increase the number of Performance Units specified in Section 3(b) hereof, or otherwise cause this Plan to cease to satisfy any applicable condition of Rule 16b-3, without further approval of the stockholders of the Corporation.

                (b) With the concurrence of the affected Participant, the Committee may cancel any agreement evidencing Option Rights or any other award granted under this Plan. In the event of any such cancellation, the Committee may authorize the granting of new Option Rights or other awards hereunder, which may or may not cover the same number of Common Shares or Performance Units as had been covered by the canceled Option Rights or other award, at such Option Price, in such manner and subject to such other terms, conditions and discretion as would have been permitted under this Plan had the canceled Option Rights or other award not been granted.

                (c) The Committee may grant under this Plan any award or combination of awards authorized under this Plan in exchange for the cancellation of an award that was not granted under this Plan, including without limitation any award that was granted prior to the adoption of this Plan by the Board, and any such award or combination of awards so granted under this Plan may or may not cover the same number of Common Shares as had been covered by the cancelled award and shall be subject to such other terms, conditions and discretion as would have been permitted under this Plan had the cancelled award not been granted.

                (d) This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Corporation or any Subsidiary and shall not interfere in any way with any right that the Corporation or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

                (e) (i) To the extent that any provision of this Plan would prevent any Option Right that was intended to quality as an Incentive Stock Option from so qualifying, any such provision shall be null and void with respect to any such Option Right: provided, however, that any such provision shall remain in effect with respect to other Option Rights, and there shall be no further effect on any provision of this Plan.

                        (ii) Any award that may be made pursuant to an amendment to this Plan that shall have been adopted without the approval of the stockholders of the Corporation shall be null and void if it is subsequently determined that such approval was required in order for this Plan to continue to satisfy the applicable conditions of Rule 16b-3.

        16. Termination of the Plan. No further awards shall be granted under this Plan after the passage of 10 years from the date on which this Plan is first approved by the stockholders of the Corporation.

        17. Effective Date. The effective date of this Plan (the Effective Date") shall be January 1, 1999, provided, however, that this Plan and each award granted hereunder shall be void and of no force or effect until and unless this Plan shall have been approved by a vote of the holders of the majority of the Corporation present, or represented, and entitled to vote at a meeting duly held in accordance with Delaware law.

        18. Nontransferability. Each award granted under this Plan shall by its terms be nontransferable by the Participant except by will or the laws of decent and distribution of the state wherein the Participant is domiciled at the time of his death; provided, however, that the Committee may (but need not) permit other transfers, to the extent consistent with Rule 16b-3; where the Committee concludes that such transferability does not result in accelerated taxation and is otherwise appropriate and desirable.

                                AcuBid.com, Inc.
                           1999 INCENTIVE EQUITY PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                NONQUALIFIED STOCK OPTION AGREEMENT, dated as of ___________ , 1999 (the "Agreement"), between _________________________________ (the
"Optionee") and AcuBid.com, Inc. a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Optionee is a key employee of the Company;

                WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the AcuBid.com, Inc. 1999 Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on February 26, 1999 and is incorporated herein by reference; and

                WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1. Option.

                (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase _________ shares (the "Option Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 100% of the shares of Common Stock specified above on or after the first anniversary of the date of this Agreement for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                (d) This Option shall terminate on the earliest of the following dates:

                        (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or
                        (iii) below.

                        (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (i) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                        (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                        (iv) Ten years from the date of this Agreement.

                In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2. Exercise; Payment for Shares.

                (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3. Change in Control, Adjustments.

                (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                (c)     (i)     The Committee may make or provide for such good
                                faith adjustments- in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                        (ii) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4. No Transfer Of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5. Limitations on Exercise of the Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        6. Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        7. Defined Terms. As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                        (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                        (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                        (iii)   There is a report filed on Schedule 13D or
                                Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or
                                Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                        (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                        (v) except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to key employees of the Company or any Subsidiary.

        8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.

                EXECUTED at __________________, California this________ day of__________________ 19___.

                                 WEBGLAXY, INC.

                                            By:____________________________
                                            Name:__________________________
                                            Title:_________________________

ACCEPTED AND AGREED

By:_________________________
Name:_______________________
          Optionee

                                     ANNEX A
                                       to
                       NonQualified Stock Option Agreement

                             Form of Exercise Notice

                Pursuant to the NonQualified Stock Option Agreement dated as of ____________________, 199__ between the undersigned and AcuBid.com, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:

                (a) Number of shares purchased:_______________________

                (b) Total purchase price ((a) x Option Exercise Price): $_______

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                  ____________________________________________

                  ____________________________________________

                  ____________________________________________

The undersigned's social security number is:______________________


Date:____________________                   __________________________
                                                    Optionee

                                AcuBid.com, Inc.
                           1999 INCENTIVE EQUITY PLAN

                   QUALIFIED INCENTIVE STOCK OPTION AGREEMENT

        QUALIFIED INCENTIVE STOCK OPTION AGREEMENT, dated as of ______________, 1999 (the "Agreement"), between _________________ __________________ (the
"Optionee") and AcuBid.com, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Optionee is a key employee of the Company;

                WHEREAS, the execution of a Qualified Incentive Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the AcuBid.com, Inc. 1999 Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on ________________, 19___ and is incorporated herein by reference; and

                WHEREAS, the option granted hereby is intended as a qualified stock option and shall be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1. Option.

                (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase ________ shares (the "Option Shares") of Common Stock, ____ par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market (or 110% of the fair market value in the case of an optionee holding more than 10% of the Company's voting stock) value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 100% of the shares of Common Stock specified above on or after the first anniversary of the date of this agreement for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                (d) This Option shall terminate on the earliest of the following dates:

                        (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or
                        (iii) below.

                        (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                        (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                        (iv) Ten years from the date of this Agreement or 5 years from the date of the grant if the Optionee owns more than 10% of the Company's voting securities.

                In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2. Exercise; Payment for Shares.

                (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3. Change in Control, Adjustments.

                (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                (c) (i) The Committee may make or provide for such good
                        faith adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
                        (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4. No Transfer Of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5. Limitations on Exercise of the Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        6. Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        7. Defined Terms. As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                        (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                        (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                        (iii)   There is a report filed on Schedule 13D or
                                Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or
                                Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                        (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                        (v) except pursuant to a transaction described in the proviso to subsection

                                (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to key employees of the Company or any Subsidiary.

        8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.

                EXECUTED at __________________, California this _______ day of ________________ 19___.

                                            AcuBid.com, Inc.

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

ACCEPTED AND AGREED

By:_______________________________

Name:_____________________________
             Optionee

                                     ANNEX A
                                       to
                        Qualified Stock Option Agreement

                             Form of Exercise Notice

                Pursuant to the Qualified Stock Option Agreement dated as of ____________________, 199___ between the undersigned and AcuBid.com, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:

                (a) Number of shares purchased: _______________

                (b) Total purchase price ((a) x Option Exercise Price): $_______

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                  ____________________________________________

                  ____________________________________________

                  ____________________________________________

The undersigned's social security number is: ___________________

Date:____________________           ______________________________
                                              Optionee

                                AcuBid.com, Inc.
                           1999 INCENTIVE EQUITY PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

                NONQUALIFIED STOCK OPTION AGREEMENT, dated as of ___________ , 1999 ( the"Agreement"), between _________________________________ (the
"Optionee") and AcuBid.com, Inc. a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Optionee is a key employee of the Company;

                WHEREAS, the execution of a Nonqualified Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the AcuBid.com, Inc. 1999 Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on February 26, 1999 and is incorporated herein by reference; and

                WHEREAS, the option granted hereby is intended as a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1. Option.

                (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase_________ shares (the "Option Shares") of Common Stock, $.01 par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 20% of the shares of Common Stock specified above on or after the first anniversary of the date of this Agreement and to the extent of an additional 20% of the shares specified above after each of the successive anniversaries of such date, for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                (d) This Option shall terminate on the earliest of the following dates:

                        (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or (iii) below.

                        (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (i) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                        (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                        (iv) Ten years from the date of this Agreement.

                In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2. Exercise; Payment for Shares .

                (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3. Change in Control, Adjustments.

                (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                (c) (i) The Committee may make or provide for such good
                        faith adjustments- in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
                        (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                   (ii) In the event of any such transaction or event, the
                        Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4. No Transfer Of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5. Limitations on Exercise of the Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        6. Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        7. Defined Terms. As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                        (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                        (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                        (iii)   There is a report filed on Schedule 13D or
                                Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or
                                Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                        (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                        (v) except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to key employees of the Company or any Subsidiary.

        8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.

                EXECUTED at __________________, California this________ day of__________________ 19___.

                                 WEBGLAXY, INC.

                                        By:_________________________________
                                        Name:_______________________________
                                        Title:______________________________

ACCEPTED AND AGREED

By:__________________________
Name:________________________
         Optionee

                                     ANNEX A

                                       to

                       NonQualified Stock Option Agreement

                             Form of Exercise Notice

                Pursuant to the NonQualified Stock Option Agreement dated as of ____________________, 199__ between the undersigned and AcuBid.com, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:

                (a) Number of shares purchased:_______________________

                (b) Total purchase price ((a) x Option Exercise Price):$________

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                  ____________________________________________

                  ____________________________________________

                  ____________________________________________

The undersigned's social security number is:______________________

Date:____________________                            __________________________
                                                              Optionee

                                AcuBid.com, Inc.
                           1999 INCENTIVE EQUITY PLAN

                   QUALIFIED INCENTIVE STOCK OPTION AGREEMENT

        QUALIFIED INCENTIVE STOCK OPTION AGREEMENT, dated as of ______________, 1999 (the "Agreement"), between _________________ __________________ (the
"Optionee") and AcuBid.com, Inc., a Delaware corporation (the "Company").

                              W I T N E S S E T H:

                WHEREAS, the Optionee is a key employee of the Company;

                WHEREAS, the execution of a Qualified Incentive Stock Option Agreement in the form hereof has been duly authorized by a resolution of the Committee administering the AcuBid.com, Inc. 1999 Incentive Equity Plan (the "Plan"), which Plan was approved by a resolution of the Board of Directors of the Company duly adopted on ________________, 19___ and is incorporated herein by reference; and

                WHEREAS, the option granted hereby is intended as a qualified stock option and shall be treated as an "incentive stock option" within the meaning of that term under Section 422 of the Internal Revenue Code of 1986, as amended.

                NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the parties hereto hereby agree as follows:

        1. Option.

                (a) Pursuant to the Plan, the Company hereby grants to the Optionee an option (the "Option") to purchase ________ shares (the "Option Shares") of Common Stock, ____ par value, of the Company (the "Common Stock") at a purchase price per share of $_____ (the "Option Price") which is the fair market (or 110% of the fair market value in the case of an optionee holding more than 10% of the Company's voting stock) value of the Option Shares as of the date hereof, and agrees to cause certificates for any shares purchased hereunder to be delivered to the Optionee upon payment of the Option Price in full, all subject, however, to the terms and conditions hereinafter set forth.

                (b) Subject to Section 3(a) hereof, this Option (until terminated as hereinafter provided) shall be exercisable only to the extent of 20% of the shares of Common Stock specified above on or after the first anniversary of the date of this agreement and to the extent of an additional 20% of the shares specified above after each of the successive anniversaries of such date, for so long as the Optionee continues to be in the employ of the Company or any Subsidiary. For purposes of this Agreement, the employment of the Optionee with the Company with the Company or a Subsidiary shall not be deemed interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or any Subsidiary by reason of the transfer of his employment among or between the Company or its Subsidiaries. For the purpose of this paragraph, leaves of absence approved by the Board of Directors of the Company, or any committee thereof, for illness, military or government service, or other cause, shall be considered as employment.

                (c) To the extent exercisable, the Option may be exercised in whole, or in part from time to time, until expiration as provided in Section 1(d).

                (d) This Option shall terminate on the earliest of the following dates:

                        (i) On the date on which the Optionee ceases to be an employee of the Company or a Subsidiary unless he ceases to be such an employee in a manner described in (ii) or
                        (iii) below.

                        (ii) 60 days after the Optionee ceases to be an employee of the Company or any Subsidiary if (I) Optionee retires from employment with the Company or any Subsidiary after reaching the age of 65 years, or (ii) Optionee's employment is terminated under circumstances determined by the Committee to be for the convenience of the Company.

                        (iii) 90 days after the date on which Optionee's employment is terminated as a result of the Optionee's death or Disability (as hereinafter defined).

                        (iv) Ten years from the date of this Agreement or 5 years from the date of the grant if the Optionee owns more than 10% of the Company's voting securities.

                In the event the Optionee shall intentionally commit an act materially inimical to the interests of the Company or a Subsidiary, and the Committee shall so find, the Option shall terminate at the time of such act, notwithstanding any other provision of this Agreement.

                Nothing in this Section 1(d) shall be construed to modify or enlarge the rights of the Optionee and the conditions of exercising this Option as set forth in Section 1(b) hereof, and at no time shall any right to exercise this Option accrue to the Optionee unless and to the extent that the conditions set forth in Section 1(b) shall have been satisfied.

                (e) Nothing contained in this Agreement shall limit whatever right the Company or any Subsidiary might otherwise have to terminate the employment of the Optionee.

        2. Exercise; Payment for Shares.

                (a) This Option shall be exercised by Optionee by delivery to the Company of (i) an Exercise Notice in the form attached to this Agreement as Annex A, appropriately completed and duly executed and dated by the Optionee,
(ii) payment in full of the Option Price for the number of shares which the Optionee is purchasing hereunder as required by Section 2(b), and (iii) payment in full to the Company of any amounts required to be paid pursuant to Section 2(c).

                (b) The Option Price shall be payable (i) in cash or by check (certified, personal or bank check) acceptable to the Company, (ii) nonforfeitable unrestricted shares of Common Stock which are already owned by the optionee and have a value at the time of exercise that is equal to the Option Price, or (iii) a combination of the foregoing. The requirement of payment in cash shall be deemed satisfied if the Optionee shall have made arrangements satisfactory to the Company with a broker who is a member of the National Association of Securities Dealers, Inc. to sell on the exercise date a sufficient number of the shares being purchased so that the net proceeds of the sale transaction will at least equal the option exercise price and pursuant to which the broker undertakes to deliver the full option exercise price to the Company not later than the date on which the sale transaction will settle in t he ordinary course of business.

                (c) If the Company shall be required to withhold any federal, state, local or foreign tax in connection with exercise of the Option, it shall be a condition to such exercise that the Optionee pay or make provision satisfactory to the Company for payment of all such taxes.

        3. Change in Control, Adjustments.

                (a) Upon a Change in Control (as hereinafter defined), the Option shall, notwithstanding Section 1(b), become immediately exercisable in full. If any event or series of events constituting a Change in Control shall be abandoned, the effect thereof shall be null and of no further force and effect and the provisions of Section 1(b) shall be reinstated but without prejudice to any exercise of the Option that may have occurred prior to such nullification.

                (b) Notwithstanding the provisions of Section 3(a), to the extent necessary for the Option, its exercise or the sale of Common Stock acquired thereunder to be exempt from Section 16(b) of the Exchange Act of 1934, as amended, (i) except in the case of death or Disability, the Optionee shall not be entitled to exercise the Option if granted within six months prior to the occurrence of a Change in Control until the expiration of the six-month period following the date of this Agreement, or (ii) at least six months shall elapse from the date of this Agreement to the date of disposition of the Option Shares acquired upon exercise of the Option.

                (c) (i) The Committee may make or provide for such good
                        faith adjustments in the number and kind of shares of the Company's Common Stock covered by the Option and in the Option Price, as the Committee may in good faith determine to be equitably required in order to prevent dilution or expansion of the rights of the Optionee that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or
                        (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of warrants or other rights to purchase securities or any other corporate transaction or event having an effect similar to the foregoing.

                  (ii) In the event of any such transaction or event, the Committee may provide in substitution for the Option such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of this Option.

        4. No Transfer Of Option.

                The Option may not be transferred by the Optionee except by will or the laws of descent and distribution. The Option may not be exercised during the Optionee's lifetime except by the Optionee or, in the event of the Optionee's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Optionee under state law and court supervision.

        5. Limitations on Exercise of the Option.

                The Option shall not be exercisable if such exercise would involve a violation of any applicable federal or state securities law and unless under such laws at the time of exercise the shares purchasable upon exercise are exempt, are the subject matter of an exempt transaction, are registered by description or by qualification, or at such time are the subject matter of a transaction which has been registered by description.

        6. Rights as Stockholder.

                The holder of this Option shall not be, nor have any of the rights or privileges of, a holder of the Company's Common Stock in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

        7. Defined Terms. As used in this Agreement,

                (a) "Change in Control" means the occurrence of any of the following events:

                        (i) The execution by the Company of an agreement for the merger, consolidation or reorganization into or with another corporation or other legal person; provided, however, that no such merger, consolidation or reorganization shall constitute a Change in Control if as a result of such merger, consolidation or reorganization not less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of securities entitled to vote generally in the election of directors of the Company ("Voting Stock") immediately prior to such transaction;

                        (ii) The execution by the Company of an agreement for the sale or other transfer of all or substantially all of its assets to another corporation or other legal person; provided, however, that no such sale or other transfer shall constitute a Change in Control if as a result of such sale or transfer not less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale or transfer;

                        (iii)   There is a report filed on Schedule 13D or
                                Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") disclosing that any person (as the term "person" is used in Section 13(d)(3) or
                                Section 14(d)(2) of the Exchange Act) (other than any person (or any of their affiliates) that owns beneficially or of record more than ten percent of the Common Stock on 1996) has or intends to become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing a majority or more of the combined voting power of the then-outstanding Voting Stock, including, without limitation, pursuant to a tender offer or exchange offer;

                        (iv) If, during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of the Company cease for any reason to constitute at least a majority thereof; provided, however , that for purposes of this subsection (iv) each director who is first elected, or first nominated for election by the Company's stockholders, by a vote of at least two-thirds of the directors of the Company (or a committee thereof) then still in office who were directors of the Company at the beginning of any such period shall be deemed to have been a director of the Company at the beginning of such period; or

                        (v) except pursuant to a transaction described in the proviso to subsection (i) of this definition, the Company adopts a plan for the liquidation or dissolution of the Company.

                (b) "Disability" means, as of any date, the permanent disability of the Optionee in accordance with the then applicable provisions of the disability benefit program of the Company generally available to key employees of the Company or any Subsidiary.

        8. Terms of Plan. This Agreement shall be subject to all of the terms and conditions of the Plan which is incorporated herein by reference. All capitalized terms used herein and not defined herein are used as defined in the Plan.

                EXECUTED at __________________, California this _______ day of ________________ 19___.

                                            AcuBid.com, Inc.

                                            By: ________________________________

                                            Name: ______________________________

                                            Title: _____________________________

ACCEPTED AND AGREED

By:_______________________________

Name:_____________________________
             Optionee

                                     ANNEX A
                                       to
                        Qualified Stock Option Agreement

                             Form of Exercise Notice

                Pursuant to the Qualified Stock Option Agreement dated as of ____________________, 199___ between the undersigned and AcuBid.com, Inc. (the "Company"), the undersigned hereby elects to exercise his option as follows:

                (a) Number of shares purchased: _______________

                (b) Total purchase price ((a) x Option Exercise Price): $_______

                Please issue a single certificate for the shares being purchased in the name of the undersigned. The registered address on such certificate should be:

                ____________________________________________

                ____________________________________________

                ____________________________________________

The undersigned's social security number is: ___________________

Date:____________________           ______________________________
                                              Optionee



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